FOR IMMEDIATE RELEASE


Contacts:

          Roger Barnes                            Howard Kalt
          Cylink Corporation                      Kalt, Rosen & Associates
          408-328-5125                            415-397-2686


                 CYLINK CORP. REPORTS RESULTS FOR 3RD QUARTER,
                       RESTATES RESULTS FOR PRIOR PERIODS


         SUNNYVALE, CA., December 16, 1998--Cylink Corporation (NASDAQ: CYLK, CYLKE) today reported financial results for the third quarter ended September 27, 1998, and restated results for both the first and second quarters of the current fiscal year as well as for 1997.

         On November 5, 1998, the company publicly announced that it and its independent accountants had initiated a review of revenue recognition practices which would result in a restatement of previously issued first and second quarter 1998 results and that all three quarters of 1998 were expected to show substantial operating losses. During the review, certain facts became known indicating errors had been made in the application of revenue recognition policies which also impacted the fourth quarter of 1997, and as a result, 1997 full-year results have been restated.

         For the third quarter of 1998, the company reported a net loss of $5.7 million, or $.20 per share (basic and diluted) on revenues totaling $12.1 million. In the same quarter a year ago, the company's net loss was $62.9 million, or $2.37 per share (basic and diluted), on revenues of $13.1 million. Results for the third quarter a year ago included net income from discontinued operations of $.8 million, or $.03 per share (basic and diluted) and a pretax, non-recurring purchased in-process technology charge of $63.9 million, or $2.41 per share (basic and diluted), for certain costs associated with the acquisition of Algorithmic Research.


                                     -more-

Cylink Corp. Reports Earnings Results                                     Page 2


         The company's restated results for the second quarter of 1998 reflect a net loss of $1.7 million, or $0.06 per share (basic and diluted) on revenues of $12.4 million. This compares with previously reported net income of $1.7 million, or $0.06 per share (basic and diluted) on revenues of $18.0 million. In the same quarter a year ago, the company's net income was $1.2 million, or $.05 per share (basic and diluted), on revenues of $11.6 million. Results for the quarter a year ago included net income from discontinued operations of $1.0 million, or $.04 per share (basic and diluted).

         The company's restated results for the first quarter of 1998 reflect net income of $19.1 million, or $0.66 per share (basic and diluted) on revenues of $8.1 million. Restated net income for the first quarter of 1998 includes a loss from discontinued operations of $0.3 million, and an after tax gain on disposal of discontinued operations of $22.8 million, or $0.78 per share (basic and diluted). These results compare with previously reported net income of $23.7 million, or $0.82 per share (basic and diluted) on revenues of $15.8 million. In the same quarter a year ago, the company's net income was $1.1 million, or $0.04 per share, on revenues of $9.4 million. Net income for the quarter a year ago included net income from discontinued operations of $1.2 million, or $.04 per share (basic and diluted).

         Results for the fourth quarter of 1997 were also restated when certain facts became known that affected the application of the company's revenue recognition policies during that period. The company's restated results for the forth quarter of 1997 reflect a net loss of $1.2 million, or $0.04 per share (basic and diluted) on revenues of $13.6 million. Restated results for the fourth quarter, 1997 included net income from discontinued operations of $.3 million or $.01 per share (basic and diluted). Restated results for the fiscal year ended December 31, 1997 reflected a net loss of $61.7 million, or $2.31 per share, which includes net income from discontinued operations of $3.2 million, or $0.12 per share. Previously reported results for the fiscal year 1997 reflected a net loss of $58.8 million, or $2.20 per share (basic and diluted) on revenues of $49.3 million. Previously reported results included net income from discontinued operations of $4.5 million, or $.17 per share (basic and diluted) and a pretax, non-recurring purchase in-process technology charge of $63.9 million, or $2.39 per share (basic and diluted), for certain costs associated with the acquisition of Algorithmic Research.


                                     -more-

Cylink Corp. Reports Earnings Results                                     Page 3


         The company has recently repriced employee stock options with reset vesting periods to ensure Cylink's ability to retain essential employee and managerial talent. The timing of the repricing was influenced by the retroactive deadline imposed by a recent Financial Standards Accounting Board (FASB) proposal. The proposal could require a significant change to operations had options been repriced after the December 15, 1998 deadline. The company repriced employee options for approximately two million shares, and cancelled options covering approximately 1.25 million shares held by prior members of the senior management team. Neither William P. Crowell, Cylink's president and acting chief executive officer, nor Roger A. Barnes, the company's new chief financial officer, are participating in the repricing, but Crowell has received additional new options to reflect expanded responsibilities when the board appointed him president and acting chief executing officer.

         In a statement, Crowell said, "In the past six weeks the company has completed realignment of organizational responsibilities, made corresponding adjustments in management, and put additional focus on customer service. In addition, I have met with virtually all employees at our Sunnyvale, Tel Aviv, U.K., New Jersey and Washington D.C. facilities to review past issues and to elicit their support of our future plans. Product plan reviews have also been completed and budgets to support new activities are now being developed. We are actively engaged with customers in reviewing their major needs for security products in the future."

         "These review have demonstrated that Cylink continues to have a loyal customer base that is the envy of the security industry, excellent and motivated employees, excellent products--with more in development, and a solid balance sheet. We believe that these strengths will enable the new management team to move forward in realizing the potential of the company, "Crowell added.

About Cylink

Cylink Corporation, and its wholly owned subsidiary, Algorithmic Research, is a leading provider of encryption-based network security solutions. Their products enable the secure transmission of data over networks, including local-area networks (LANs), wide-area networks (WANs), and public packet-switched networks such as the Internet. Cylink and Algorithmic Research serve Fortune 500 companies, multinational financial institutions, and government agencies worldwide.

Attached: Financial Schedules

CYLINK CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data; unaudited)

                                                                              Three Months Ended              Nine Months Ended
                                                                           ------------------------        ------------------------
                                                                          Sept. 27,       Sept. 26,       Sept. 27,        Sept. 26,
                                                                             1998            1997           1998             1997
                                                                           --------        --------        --------        --------
Revenue                                                                    $ 12,130        $ 13,129        $ 32,555        $ 34,065
Cost of revenue                                                               5,924           3,826          12,545          10,021
                                                                           --------        --------        --------        --------
Gross profit                                                                  6,206           9,303          20,010          24,044
                                                                           --------        --------        --------        --------

Operating expenses:
   Research and development, net                                              6,222           3,394          12,037           9,365
   Selling and marketing                                                      6,170           4,006          17,950          10,720
   General and administrative                                                 2,452           2,268           5,782           6,291
   Purchased in-process technology                                             --            63,920            --            63,920
   Amortization of purchased intangibles                                        679             133           2,038             133
                                                                           --------        --------        --------        --------
            Total operating expenses                                         15,523          73,721          37,807          90,429
                                                                           --------        --------        --------        --------

Loss from operations                                                         (9,317)        (64,418)        (17,797)        (66,385)

Other income                                                                    574             739           1,298           2,881
                                                                           --------        --------        --------        --------

Loss from continuing operations before income taxes                          (8,743)        (63,679)        (16,499)        (63,504)
Benefit for income taxes                                                      3,060            --             5,774            --
                                                                           --------        --------        --------        --------
Loss from continuing operations                                              (5,683)        (63,679)        (10,725)        (63,504)
Income (loss) from discontinued operations, net of tax                         --               796            (259)          2,951
Gain on disposal of discontinued operations, net of tax                        --              --            22,776            --
                                                                           --------        --------        --------        --------
Net income (loss)                                                          $ (5,683)       $(62,883)       $ 11,792        $(60,553)
                                                                           ========        ========        ========        ========

Earnings (loss) per share - basic:
   Continuing operations                                                   $  (0.20)       $  (2.40)       $  (0.37)       $  (2.44)
   Discontinued operations                                                     --              0.03            0.78            0.12
                                                                           --------        --------        --------        --------
   Net income (loss)                                                       $  (0.20)       $  (2.37)       $   0.41        $  (2.32)
                                                                           ========        ========        ========        ========

Earnings (loss) per share - diluted:
   Continuing operations                                                   $  (0.20)       $  (2.40)       $  (0.37)       $  (2.44)
   Discontinued operations                                                     --              0.03            0.78            0.12
                                                                           --------        --------        --------        --------
   Net income (loss)                                                       $  (0.20)       $  (2.37)       $   0.41        $  (2.32)
                                                                           ========        ========        ========        ========

Shares used in per share calculation - basic                                 29,082          26,514          28,971          26,046
                                                                           ========        ========        ========        ========

Shares used in per share calculation - diluted                               29,082          26,514          28,971          26,046
                                                                           ========        ========        ========        ========

CYLINK CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data; unaudited)

                                                                                Three Months Ended             Six Months Ended
                                                                              -----------------------       -----------------------
                                                                              June 28,       June 27,       June 28,       June 27,
                                                                                1998           1997           1998           1997
                                                                              --------       --------       --------       --------
                                                                              Restated                      Restated
Revenue                                                                       $ 12,363       $ 11,584       $ 20,425       $ 20,936
Cost of revenue                                                                  3,990          3,385          6,621          6,195
                                                                              --------       --------       --------       --------
Gross profit                                                                     8,373          8,199         13,804         14,741
                                                                              --------       --------       --------       --------

Operating expenses:
   Research and development, net                                                 2,770          2,953          5,815          5,971
   Selling and marketing                                                         6,207          3,932         11,780          6,714
   General and administrative                                                    1,852          2,123          3,330          4,023
   Amortization of purchased intangibles                                           680           --            1,359           --
                                                                              --------       --------       --------       --------
            Total operating expenses                                            11,509          9,008         22,284         16,708
                                                                              --------       --------       --------       --------

Loss from operations                                                            (3,136)          (809)        (8,480)        (1,967)

Other income                                                                       572          1,069            724          2,142
                                                                              --------       --------       --------       --------

Income (loss) from continuing operations before income taxes                    (2,564)           260         (7,756)           175
Benefit for income taxes                                                           897           --            2,714           --
                                                                              --------       --------       --------       --------
Loss from continuing operations                                                 (1,667)           260         (5,042)           175
Income (loss) from discontinued operations, net of tax                            --              963           (259)         2,155
Gain on disposal of discontinued operations, net of tax                           --             --           22,776           --
                                                                              --------       --------       --------       --------
Net income (loss)                                                             $ (1,667)      $  1,223       $ 17,475       $  2,330
                                                                              ========       ========       ========       ========

Earnings (loss) per share - basic:
   Continuing operations                                                      $  (0.06)      $   0.01       $  (0.17)      $   0.01
   Discontinued operations                                                        --             0.04           0.77           0.08
                                                                              --------       --------       --------       --------
   Net income (loss)                                                          $  (0.06)      $   0.05       $   0.60       $   0.09
                                                                              ========       ========       ========       ========

Earnings (loss) per share - diluted:
   Continuing operations                                                      $  (0.06)      $   0.01       $  (0.17)      $   0.01
   Discontinued operations                                                        --             0.04           0.77           0.08
                                                                              --------       --------       --------       --------
   Net income (loss)                                                          $  (0.06)      $   0.05       $   0.60       $   0.09
                                                                              ========       ========       ========       ========

Shares used in per share calculation - basic                                    29,011         25,921         28,916         25,811
                                                                              ========       ========       ========       ========

Shares used in per share calculation - diluted                                  29,011         26,609         28,916         26,155
                                                                              ========       ========       ========       ========

CYLINK CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data; unaudited)


                                                            Three Months Ended
                                                           --------------------
                                                           March 29,   March 28,
                                                             1998        1997
                                                           --------    --------
                                                           Restated
Revenue                                                    $  8,062    $  9,352
Cost of revenue                                               2,631       2,810
                                                           --------    --------
Gross profit                                                  5,431       6,542
                                                           --------    --------

Operating expenses:
   Research and development, net                              3,045       3,018
   Selling and marketing                                      5,573       2,782
   General and administrative                                 1,478       1,900
   Amortization of purchased intangibles                        679        --
                                                           --------    --------
            Total operating expenses                         10,775       7,700
                                                           --------    --------

Loss from operations                                         (5,344)     (1,158)

Other income (expense)                                          152       1,073
                                                           --------    --------

Loss from continuing operations before income taxes          (5,192)        (85)
Benefit for income taxes                                      1,817        --
                                                           --------    --------
Loss from continuing operations                              (3,375)        (85)
Income (loss) from discontinued operations, net of tax         (259)      1,192
Gain on disposal of discontinued operations, net of tax      22,776        --
                                                           --------    --------
Net income                                                 $ 19,142    $  1,107
                                                           ========    ========

Earnings (loss) per share - basic:
   Continuing operations                                   $  (0.12)   $   --
   Discontinued operations                                     0.78        0.04
                                                           --------    --------
   Net income (loss)                                       $   0.66    $   0.04
                                                           ========    ========

Earnings (loss) per share - diluted:
   Continuing operations                                   $  (0.12)   $   --
   Discontinued operations                                     0.78        0.04
                                                           --------    --------
   Net income                                              $   0.66    $   0.04
                                                           ========    ========

Shares used in per share calculation - basic                 28,820      25,701
                                                           ========    ========

Shares used in per share calculation - diluted               28,820      25,701
                                                           ========    ========

CYLINK CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data; unaudited)


                                                         Year Ended December 31,
                                                         ----------------------
                                                           1997          1996
                                                         ---------    ---------
                                                         Restated
Revenue                                                  $  47,690    $  25,793
Cost of revenue                                             13,986        9,731
                                                         ---------    ---------
Gross profit                                                33,704       16,062
                                                         ---------    ---------

Operating expenses:
   Research and development, net                            12,488        8,198
   Selling and marketing                                    16,036        9,475
   General and administrative                                8,422        5,963
   Purchased in-process technology                          63,920         --
   Amortization of purchased intangibles                       807         --
   Employee severance costs                                   --            634
                                                         ---------    ---------
            Total operating expenses                       101,673       24,270
                                                         ---------    ---------

Loss from operations                                       (67,969)      (8,208)

Other income                                                 3,014        2,686
                                                         ---------    ---------

Loss from continuing operations before income taxes        (64,955)      (5,522)
Provision for income taxes                                    --           --
                                                         ---------    ---------
Loss from continuing operations                            (64,955)      (5,522)
Income from discontinued operations, net of tax              3,210        6,719
                                                         ---------    ---------

Net income (loss)                                        $ (61,745)   $   1,197
                                                         =========    =========

Earnings (loss) per share - basic:
   Continuing operations                                 $   (2.43)   $   (0.23)
   Discontinued operations                                    0.12         0.28
                                                         ---------    ---------
   Net income (loss)                                     $   (2.31)   $    0.05
                                                         =========    =========

Earnings (loss) per share - diluted:
   Continuing operations                                 $   (2.43)   $   (0.23)
   Discontinued operations                                    0.12         0.28
                                                         ---------    ---------
   Net income (loss)                                     $   (2.31)   $    0.05
                                                         =========    =========

Shares used in per share calculation - basic                26,703       24,412
                                                         =========    =========

Shares used in per share calculation - diluted              26,703       24,412
                                                         =========    =========

CYLINK CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands; unaudited)

                                                                                                         Restated
                                                                                          -----------------------------------------
                                                                          Sept. 27,       June 28,        March 29,       Dec. 31,
                                                                            1998            1998            1998            1997
                                                                          ---------       ---------       ---------       ---------
                             Assets
Current assets:
   Cash and cash equivalents                                              $  49,241       $  46,052       $  58,078       $  22,977
   Accounts receivable, net                                                  13,483          13,990          12,756          13,914
   Note receivable                                                            3,545          12,424            --              --
   Inventories                                                                9,826           8,419           6,935           6,224
   Net assets of discontinued operations                                       --              --            12,424          11,299
   Deferred income taxes                                                      1,629           1,640           1,760           1,533
   Other current assets                                                       2,432           2,464           2,323           2,190
                                                                          ---------       ---------       ---------       ---------
            Total current assets                                             80,156          84,989          94,276          58,137

Property and equipment, net                                                   5,884           6,105           6,041           6,003
Acquired technology, goodwill and other intangibles                           5,979           6,659           7,338           8,017
Notes receivable from employees                                               5,562           5,703           4,318           3,473
Other assets                                                                    411           3,469           3,989             925
                                                                          ---------       ---------       ---------       ---------
                                                                          $  97,992       $ 106,925       $ 115,962       $  76,555
                                                                          =========       =========       =========       =========
              Liabilities and Shareholders' Equity
Current liabilities:
   Current portion of lease obligations and long-term debt                $     156       $     194       $     196       $     210
   Accounts payable                                                           3,163           1,958           2,936           2,238
   Accrued liabilities                                                        8,984           8,542           6,505           6,194
   Accrued liabilities related to discontinued operations                     3,634           3,850           6,773            --
   Income taxes payable                                                        --             4,604          11,361           1,304
   Deferred revenue                                                           1,378           1,581           1,165             206
                                                                          ---------       ---------       ---------       ---------
         Total current liabilities                                           17,315          20,729          28,936          10,152
                                                                          ---------       ---------       ---------       ---------

Capital lease obligations and long-term debt                                    164             178             215             256
                                                                          ---------       ---------       ---------       ---------

Deferred income taxes                                                            13              13              13              13
                                                                          ---------       ---------       ---------       ---------

Shareholders' equity:
   Preferred stock                                                             --              --              --              --
   Common stock                                                                 291             290             289             287
   Additional paid-in capital                                               122,564         122,442         121,575         120,092
   Deferred compensation related to stock options                              (188)           (208)           (229)           (250)
   Cumulative translation adjustment                                            (27)            (62)            (47)            (63)
   Retained earnings (accumulated deficit)                                  (42,140)        (36,457)        (34,790)        (53,932)
                                                                          ---------       ---------       ---------       ---------
            Total shareholders' equity                                       80,500          86,005          86,798          66,134
                                                                          ---------       ---------       ---------       ---------
                                                                          $  97,992       $ 106,925       $ 115,962       $  76,555
                                                                          =========       =========       =========       =========